Nationwide Portfolio Completion Fund Summary Prospectus February 28, 2017

Class/Ticker A NWAAX C NWACX Class R6* NAAIX Institutional Service Class NAASX

* Prior to February 28, 2017, Class R6 shares were known as “Institutional Class” shares.

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2017, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective

The Fund seeks to provide total return.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing in Nationwide Funds” commencing on page 19 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 115 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.38%	0.38%	0.38%	0.38%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.17%	0.11%	0.07%	0.22%
Acquired Fund Fees and Expenses	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.90%	1.59%	0.55%	0.70%
Fee Waiver/Expense Reimbursement[1]	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.85%	1.54%	0.50%	0.65%

1	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.40% until at least February 28, 2018. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, acquired fund fees and expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 22 of the Prospectus.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$310	$501	$707	$1,303
Class C shares	257	497	861	1,885
Class R6 shares	51	171	302	684
Institutional Service Class shares	66	219	385	866

You would pay the following expenses on the same investment if you did not sell your shares.

	1 Year	3 Years	5 Years	10 Years
Class C shares	$157	$497	$861	$1,885

SP-PC (2/17)

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 42.28% of the average value of its portfolio.

Principal Investment Strategies

The Fund is designed to provide investors with exposure to several categories of non-traditional investments with investment performance that may have a low correlation to the performance of more traditional investments (i.e., stocks of U.S. and international developed-country issuers and investment-grade bonds issued in the U.S.). The Fund seeks to achieve its objective by investing in a professionally selected mix of these different non-traditional investment asset classes that Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, believes offer the risk and return characteristics that may provide a complement to an investor’s other investments in more traditional asset classes. The Fund is not intended to serve as a complete investment program. The Fund is intended to complement the strategies being pursued by NFA for the Nationwide Target Destination Funds and the Nationwide Investor Destinations Funds. It also may be appropriate for investors who are seeking to further diversify portfolios that already invest in traditional asset classes.

The Fund consists of separate portions of assets, or “sleeves,” to represent the investments in each of the different asset classes. Within each sleeve, the Fund’s subadviser employs a “passive” management approach, investing in securities and derivatives with the goal of matching approximately the investment characteristics and performance of a specified asset class benchmark index before the deduction of Fund expenses. This means that the Fund will buy or sell securities and derivatives only when the Fund’s subadviser believes it necessary in seeking to match the investment characteristics and performance of a sleeve’s particular benchmark index, and not based on economic, financial or market analysis. The Fund overall, however, is not an “index” fund and does not seek to replicate the performance of the Fund’s benchmark index.

NFA establishes a target allocation range among the different asset classes based on the expected return potential, the anticipated risks and the volatility of each asset class. The asset classes in which the Fund currently invests, the approximate percentage range of the Fund’s total assets allocated to each sleeve as of the date of the Prospectus, and the benchmark index selected for each sleeve are as follows:

Asset Class	Target Allocation Range	Benchmark Index
International bonds	15-45%	S&P/Citigroup International Treasury Bond ex-U.S. Index (hedged)
High-yield bonds	5-30%	Markit CDX North American High Yield 5-year Total Return Index

Asset Class	Target Allocation Range	Benchmark Index
Emerging market bonds	5-30%	Markit CDX Emerging Markets 5-year Total Return Index
Emerging market stocks	5-20%	MSCI Emerging Markets® Net Total Return Index
Commodities	5-30%	Bloomberg Roll Select Commodity Total Return Index
Global real estate stocks	5-20%	Dow Jones Global Select Real Estate Securities IndexSM

However, due to market value fluctuations or other factors, actual allocations may vary over short periods of time. In addition, NFA may change investment asset class allocation target ranges over time in order for the Fund to meet its investment objective or as economic and/or market conditions warrant. The global real estate stocks sleeve invests in a statistically selected sampling of the stocks that are included in or correlated with its benchmark index. The international bonds, high-yield bonds, emerging market bonds, emerging market stocks, and commodities sleeves, however, invest primarily in a variety of derivatives instruments as a substitute for investing in such securities themselves, although each of these sleeves also may invest in securities directly. For the international bonds, high-yield bonds, emerging market bonds and emerging market stocks sleeves, the subadviser selects futures, forwards, equity swaps and/or credit default swaps with investment characteristics similar to those of securities included in each such sleeve’s respective index in an attempt to synthetically replicate the performance of the sleeve’s index. Instead of investing directly in physical commodities, the commodities sleeve invests in commodity-linked notes in order to expose the Fund to the investment characteristics and performance of the commodities markets. The Fund invests in money market instruments and/or U.S. government securities that serve as collateral for the Fund’s derivatives positions. The Fund also may invest in shares of one or more money market mutual funds pending investment of cash balances, in anticipation of possible redemptions, or in order to collateralize margin obligations.

The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940 (“1940 Act”), which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it. Also, the Fund’s investment adviser may not allocate among the asset classes in a way that produces the intended result.

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Strategy risk – the Fund’s investment adviser does not tactically reallocate the Fund’s assets among different asset classes in response to short-term market opportunities or changing market risk conditions. Instead, allocation changes are likely to be less frequent, based on a long-term view. Nevertheless, the investment adviser may add or delete asset classes, or alter the Fund’s asset allocations, at its discretion. Changes to the Fund’s asset classes or allocations, or the lack thereof, could both affect the level of risk and the potential for gain or loss.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics (e.g., credit default swaps and commodity-linked notes), subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential changes in government policy may affect interest rates.

Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund may be required to invest the proceeds in securities with lower yields.

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

Futures contracts – the prices of futures contracts typically are more volatile than those of stocks and bonds. Because futures generally involve leverage, small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and forwards – using swaps and forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps and forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for swap and forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Credit default swaps – credit default swaps are subject to credit risk on the underlying investment. Credit default swaps also are subject to the risk that the subadviser will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Equity swaps – equity swaps are subject to equity securities risk of the underlying stock, group of stocks or stock index in addition to counterparty credit risk. An equity swap could result in losses if the underlying stock, group of stocks, or stock index does not perform as anticipated.

Commodity-linked notes – commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Further, these notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

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Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets also may face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Commodities risk – investments linked to the prices of commodities are considered to be speculative. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds, and therefore they may be more volatile than investments in stocks and bonds. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, disease, fiscal and exchange control programs, and international economic, political, military and regulatory developments. The commodity-linked instruments in which the Fund invests present substantial risk, including the risk of loss of a significant portion of their principal value. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss. The ability of the Fund to invest directly in commodity-linked investments without exposing the Fund to entity level tax is limited under the Internal Revenue Code.

Commodities tax risk – the tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as nonqualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code. If the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a RIC and thus be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

The Fund previously obtained a private letter ruling from the Internal Revenue Service (“IRS”) confirming that the income it derives from a form of commodity-linked note constitutes qualifying income under the Internal Revenue Code. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. This caused the IRS to consider revoking any rulings that required such a determination, including the private letter ruling issued to the Fund, which the IRS has agreed to revoke on a prospective basis only. Pursuant to this prospective revocation, the Fund may continue to rely on the private letter ruling with respect to commodity-linked notes it purchases on or before June 30, 2017 to treat the income from such investments as qualifying income. For commodity-linked notes purchased by the Fund after June 30, 2017, the Fund intends to rely exclusively on an opinion of counsel confirming that income from such investments should be qualifying income.

Real estate securities risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of available mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

High-yield bonds risk – investing in high-yield bonds (commonly known as “junk bonds”) and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments or sensitivity to changing interest rates.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Passive investing risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poorly performing securities or commodities. Further, correlation between the performance of a sleeve and that of its respective benchmark

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index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities and financial instruments than other funds, a single security’s or instrument’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Underlying fund risk – the Fund may be an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Investments in money market mutual funds risk – to the extent that the Fund invests in shares of money market mutual funds, its performance is directly tied to the performance of such money market funds. If one of these money market mutual funds fails to meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of the money market mutual fund (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

Loss of money is a risk of investing in the Fund.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. This table also compares the Fund’s average annual total returns to the Bloomberg Barclays Global Aggregate Bond Index, MSCI All World Country IndexSM and to a blended index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class R6 Shares

(Years Ended December 31,)

Highest Quarter:     5.25% – 3rd qtr. of 2012

Lowest Quarter:     -5.32% – 2nd qtr. of 2013

After-tax returns are shown in the table for Class R6 shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Performance returns for Class A shares reflect a front-end sales charge of 4.25% that applied through October 28, 2013, after which it was reduced to 2.25%.

Average Annual Total Returns

For the Periods Ended December 31, 2016:

	1 Year	5 Years	Since Inception (July 26, 2011)
Class A shares – Before Taxes	5.22%	0.86%	-0.78%
Class C shares – Before Taxes	5.79%	1.00%	-0.71%
Class R6 shares – Before Taxes	7.94%	2.07%	0.33%
Class R6 shares – After Taxes on Distributions	6.98%	1.49%	-0.20%
Class R6 shares – After Taxes on Distributions and Sales of Shares	4.50%	1.35%	0.03%
Institutional Service Class shares – Before Taxes	7.78%	2.02%	0.28%
Bloomberg Barclays Global Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	2.09%	0.21%	0.22%
MSCI All Country World IndexSM (The Index does not pay sales charges, fees, expenses or taxes.)	7.86%	9.36%	6.02%
Portfolio Completion Fund Blended Index[1] (The Index does not pay sales charges, fees, expenses or taxes.)	5.10%	4.85%	3.34%

1

The Portfolio Completion Fund Blended Index (the “Blended Index”) is an unmanaged, hypothetical combination of the Bloomberg Barclays Global Aggregate Bond Index (50%) and the MSCI All Country World IndexSM (50%). Because the Blended Index measures the performance of both the international equity and international bond markets, the Fund’s investment adviser believes it more accurately reflects the asset allocation of the Fund.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Goldman Sachs Asset Management, L.P.

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Gary Chropuvka, CFA	Managing Director and Head of Quantitative Investment Strategies – Customized Beta Strategies	Since 2013
Amna Qaiser, CFA	Vice President	Since 2012

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Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Class R6: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50.
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Class R6: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone, on any business day. You generally can pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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